REYNOLDS
A BETTER TOMORROW
Confidential

August 8, 2025

VIA E-MAIL

Charlie's Holdings, Inc.
1007 Brioso Drive
Costa Mesa, California, 92627
Attention: Ryan Stump
Telephone No.: 202-441-3570
Email: ryan@chuc.com

Re: Second APA Amendment for Additional Product SKU

Gentlemen:

As you are aware, on April 16, 2025, R. J. Reynolds Vapor Company, a North Carolina corporation ("Buyer") entered into an Asset Purchase Agreement (as amended from time to time in accordance with its terms, the "APA") with Charlie's Holdings, Inc., a Nevada corporation ("Seller"), pursuant to which Seller sold and transferred to Buyer, and Buyer purchased and assumed from Seller, the Acquired Assets (as defined in the APA), which was subsequently amended by that certain Letter Agreement, dated May 29, 2025. Capitalized terms used in this letter agreement (this "Letter Agreement") and not otherwise defined herein shall have the meanings ascribed to them in the APA.

Buyer has become aware of one additional SKU for tobacco-free disposable vape products held by Seller and included on the same PMTA Filing as the Company Products acquired by the Buyer under the APA (the "Additional Product SKU"). Buyer and Seller wish to amend Schedule 1.1 of the APA to add the Additional Product SKU as a Company Product for all purposes thereunder as if the Additional Product SKU was included on Schedule 1.1 at the time of the Closing. Pursuant to Section 8.1 of the APA, the APA may only be amended, modified or supplemented by an agreement in writing signed by each party thereto. Buyer and Seller are entering into this Letter Agreement to memorialize an agreement with respect to amending Schedule 1.1 of the APA to add the Additional Product SKU as a Product SKU and transfer the relevant sections of the PMTA Filing that references the Additional Product SKU to Buyer. Buyer and Seller agree as follows:

1. Amendment to Schedule 1.1. Buyer and Seller hereby agree to amend Schedule 1.1 of the APA to add the Additional Product SKU as a Product SKU for all purposes under the APA. From and after the Effective Date (defined below), Schedule 1.1 to the APA is hereby amended and restated in its entirety to be in the form attached to this Letter Agreement as Exhibit A.

2. Representations and Warranties.

a. Each of Seller and Buyer have full corporate power and authority to execute and deliver this Letter Agreement, to perform such party's respective obligations hereunder, and to consummate the transactions contemplated hereby to be consummated by such party. The execution, delivery and performance of this Letter Agreement, and the consummation of the transactions contemplated hereby, shall have been duly and validly authorized by all necessary corporate action of each of Seller and Buyer.

b. The representations and warranties made by Seller in Article IV of the APA are also being made with respect to the Additional Product SKU and are hereby incorporated by reference as if set out fully herein and shall apply *mutatis mutandis* in all respects to this Letter Agreement.

3. Payment by Buyer. As consideration to enter into this Letter Agreement, Buyer shall pay or cause to be paid an amount equal to $1,000,000.00 by wire transfer of immediately available funds in U.S. dollars to Seller within one Business Day after the execution of this Letter Agreement by the parties hereto (the "Effective Date"). From and after the Effective Date, the payment made by Buyer to Seller under this Letter Agreement shall be deemed to constitute part of the Purchase Price for all purposes under the APA.

4. PMTA Transfer by Seller. On the Effective Date, Seller shall, and shall cause its applicable Representatives to, submit to the FDA a completed version of Form 4057, in a form prepared by Buyer and agreed by the parties hereto, evidencing the transfer to Buyer of the relevant sections of the PMTA Filing applicable to the Additional Product SKU and providing any additional information or documentation required by the FDA in relation to the change of control of the Additional Product SKU. In furtherance of the foregoing, Seller shall promptly provide Buyer with copies of all written correspondence and documentation received by, sent by or in the possession of Seller and its Affiliates or Representatives, regarding the PMTA Filing for the Additional Product SKU (including any communications with the FDA or any Person acting at their direction).

5. Further Assurances. In connection with this Letter Agreement and all the transactions contemplated by this Letter Agreement, each party hereto agrees to execute and deliver such additional documents and instruments as may be required and to perform such other additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms and provisions of this Letter Agreement.

6. Effect of Letter Agreement. Except as and to the extent expressly set forth in this Letter Agreement, the APA, as so amended, modified and/or supplemented by this Letter Agreement, shall remain in full force and effect in all respects, including each representation, obligation and covenant of Seller and Buyer set forth therein. For the avoidance of doubt, from and after the Effective Date, (a) each reference to the "Company Products" or "Product SKUs" in the APA shall be deemed to include the Additional Product SKU as if it was included at the time of the Closing, (b) each reference to Schedule 1.1 in the APA shall be deemed to refer to Exhibit A attached to this Letter Agreement, (c) each reference to "herein", "hereof", "hereby", "hereto", "hereunder", and "this Agreement" in the APA shall refer to the APA as amended, modified and/or supplemented by this Letter Agreement, and (d) each reference to the "Asset Purchase Agreement" or "Purchase Agreement" contained in the Ancillary Agreements delivered under the APA in connection with the Closing shall be construed to mean the APA as amended by this Letter Agreement, and incorporate the terms of this Letter Agreement, including Exhibit A, as if incorporated immediately prior to the Closing. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver or amendment of any provision of the APA, except as specifically set forth herein.

7. Miscellaneous Provisions. Article VIII of the APA is hereby incorporated by reference and shall apply *mutatis mutandis* to this Letter Agreement as if fully set forth herein.

8. Counterparts. This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[*Signature Pages Follow*]

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

R. J. REYNOLDS VAPOR COMPANY

DocuSigned by:

By: Valerie Mras

834DDE0CF43B40E

Name: Valerie Mras

Title: President

(*Signature Page to Letter Agreement*)

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CHARLIE'S HOLDINGS, INC.

Signed by:

By: Ryan Stump
Name: Ryan Stump
Title: Chief Operating Officer

<u>**EXHIBIT A**</u>

<u>**Relevant Sections of the Transferred Premarket Tobacco Product Application**</u>

STN	Static Product ID	Product Name
PM0005632	PD27	PACHA Syn Black Ice Menthol, 12ml 50mg
PM0005632	PD139	PACHA Syn Blood Orange Pineapple, 12ml 50mg
PM0005632	PD140	PACHA Syn Blue Razz Ice, 12ml 50mg
PM0005632	PD145	PACHA Syn Fuji Apple Ice, 12ml 50mg
PM0005632	PD153	PACHA Syn Grape Ice, 12ml 50mg
PM0005632	PD154	PACHA Syn Grapple Berry Ice, 12ml 50mg
PM0005632	PD162	PACHA Syn Mango Ice, 12ml 50mg
PM0005632	PD191	PACHA Syn Strawberry Ice, 12ml 50mg
PM0005632	PD193	PACHA Syn Strawberry Kiwi, 12ml 50mg
PM0005632	PD194	PACHA Syn Strawberry Watermelon Ice, 12ml 50mg
PM0005632	PD195	PACHA Syn Strawberry Watermelon, 12ml 50mg
PM0005632	PD205	PACHA Syn White Peach Ice, 12ml 50mg
PM0005632	PD29	PACHA Syn Blue Menthol, 12ml 50mg
PM0005632	PD198	PACHA Syn Tobacco Menthol, 12ml 50mg
PM0005632	PD204	PACHA Syn White Menthol, 12ml 50mg
PM0005632	PD202	PACHA Syn Watermelon Ice, 12ml 50mg[*]

[*] Represents the Additional Product SKU.